UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) December 20, 2005 (December 19, 2005)

GLOBALSANTAFE CORPORATION

(Exact name of registrant as specified in charter)

Cayman Islands	1-14634	98-0108989
(State or other jurisdiction of incorporation or organization)	(Commission file number)	(I.R.S. Employer Identification No.)

15375 Memorial Drive, Houston, Texas	77079-4101
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (281) 925-6000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

On December 19, 2005, the Compensation Committee of the Company’s Board of Directors approved the terms of the Company’s 2006 Annual Incentive Plan, the form of the Notice of Grant of Stock-Settled Stock Appreciation Rights, and the grant of Stock-Settled Stock Appreciation Rights to executive officers effective January 3, 2006.

The attached Exhibit 10.1 describes the terms of the 2006 Annual Incentive Plan, the attached Exhibit 10.2 is the form of the Notice of Grant of Stock-Settled Stock Appreciation Rights, and the attached Exhibit 10.3 lists the Company’s executive officers and the number of Stock-Settled Stock Appreciation Rights that each has been granted effective January 3, 2006.

Item 9.01. Financial Statements and Exhibits

The exhibits to this report are as follows:

Exhibit No.	Description
10.1	2006 Annual Incentive Plan

10.2	Form of the Notice of Grant of Stock-Settled Stock Appreciation Rights

10.3	Stock-Settled Stock Appreciation Rights Grants for Executive Officers

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GLOBALSANTAFE CORPORATION

Date: December 20, 2005	By	/s/ Alexander A. Krezel
Alexander A. Krezel
Vice President, Secretary and
Associate General Counsel

Index to Exhibits

Exhibit Number	Description
10.1	2006 Annual Incentive Plan

10.2	Form of the Notice of Grant of Stock-Settled Stock Appreciation Rights

10.3	Stock-Settled Stock Appreciation Rights Grants for Executive Officers